Exhibit 7

                        TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, General Electric Capital Services Note-Backed Series 2002-5
*CUSIP:  21988G478   Class  A-1
         21988GBQ8   Class  A-2

In accordance with the Standard Terms and Conditions of Trust, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending August 21, 2003.

INTEREST ACCOUNT

Balance as of February 21, 2003 .............................              $0.00
         Scheduled Income received on securities ............      $4,372,312.50
         Unscheduled Income received on securities ..........              $0.00

LESS:
         Distribution to Class A-1 Holders ..................     -$3,964,230.00
         Distribution to Class A-2 Holders ..................       -$408,082.50
         Distribution to Depositor ..........................             -$0.00
         Distribution to Trustee ............................             -$0.00
Balance as of August 21, 2003 ...............................              $0.00

PRINCIPAL ACCOUNT

Balance as of February 21, 2003 .............................              $0.00
         Scheduled Principal received on securities .........              $0.00

LESS:
         Distribution to Holders ............................             -$0.00
Balance as of August 21, 2003 ...............................              $0.00

                UNDERLYING SECURITIES HELD AS OF August 21, 2003

          Principal
            Amount                        Title of Security
         ------------                     -----------------
         $116,595,000       General Electric Capital Services, Inc. 7.50%
                            Guaranteed Subordinated Notes due August 21, 2035
                            *CUSIP:  36959CAA6

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.


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